Exhibit 99.1

NEWS RELEASE November 13, 2024

Tetra Tech Reports Record Fiscal 2024 and Fourth Quarter Results

•	Record Annual Revenue $5.20 billion, up 15% Y/Y

•	Record Annual Net Revenue $4.32 billion, up 15% Y/Y

•	Record Annual Operating Income of $501 million, up 40% Y/Y

•	Record Annual EPS, up 21% Y/Y

•	Record Backlog of $5.38 billion, up 12% Y/Y

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services in water, environment and sustainable infrastructure, today announced record results for both the fiscal year and fourth quarter ended September 29, 2024.

Fiscal Year Highlights

•	Revenue increased 15% Y/Y to $5.20 billion

•	Net Revenue[1] increased 15% Y/Y to $4.32 billion

•	Operating Income increased 40% Y/Y to $501 million

•	EPS of $1.23 and Adjusted EPS[1] of $1.26, both increased 21% Y/Y

•	Backlog increased 12% Y/Y to $5.38 billion

•	Net Debt / EBITDA improved Y/Y from 1.4x to 1.0x

Fourth Quarter Highlights

•	Revenue increased to $1.37 billion

•	Net Revenue increased to $1.14 billion

•	Operating Income increased 33% Y/Y to $143 million

•	EPS increased 75% Y/Y to $0.35; Adjusted EPS increased 15% Y/Y to $0.38

•	Industry-leading DSO of 55 days

1 Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to tables at the end of the release and Regulation G Information for reconciliations to the comparable GAAP metrics.

Recent Key Wins

•	$12 billion multiple-award contract to deliver innovative technology solutions for Defense Logistics Agency’s most critical requirements in cybersecurity and systems modernization

•	$5 billion multiple award contract to address complex resiliency challenges in countries around the world for USAID

•	$1 billion framework contract with Northern Ireland Water for support of sustainable water infrastructure projects

•	$249 million multiple award contract to provide environmental assessment and sustainable design services for the U.S. Army Corps of Engineers

•	$225 million multiple award contract to provide environmental remediation services including site investigations, design, monitoring, and feasibility studies for the U.S. Army Corps of Engineers

•	$150 million in single award contracts to increase access for reliable water, sanitation, electricity, and sustainable infrastructure in Africa for USAID

•	$30 million single award contract to provide watershed-focused restoration and resiliency services for the Utah Army National Guard

Chairman and CEO Comments

Tetra Tech Chairman and CEO, Dan Batrack, commented, “We completed the fourth quarter and fiscal year 2024 with another record year with 15% annual revenue growth and 21% annual EPS growth. Our all-time high fourth quarter and annual results were driven by increasing demand for our differentiated high-end consulting services for managing water resources and resilient infrastructure. In 2024, we held our inaugural investor day establishing 2030 targets which include expanding our leading global water consultancy and growing our recurring revenue software business.

We continue to see strong demand for our high-end services in coastal flood protection and recovery, security of water supplies, and digital modernization of water infrastructure. Over this past year, we received increasing orders across all our client end-markets which drove backlog up 12% to an all-time high of $5.38 billion. With strong momentum in contract wins and a record backlog, we are initiating our full year fiscal 2025 guidance for net revenue and earnings, which represents forecasted EPS growth of 15% for fiscal 2025.”

Quarterly Dividend and Share Repurchase Program

On November 11, 2024, Tetra Tech’s Board of Directors approved the Company’s 42nd consecutive quarterly dividend at an amount of $0.058 per share, a 12% increase year-over-year, payable on December 13, 2024, to stockholders of record as of November 27, 2024. Tetra Tech has $348 million remaining under its $400 million share repurchase program.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

For the first quarter in fiscal 2025, Tetra Tech expects net revenue to range from $1.090 billion to $1.150 billion2 and EPS to range from $0.32 to $0.34. For fiscal 2025, Tetra Tech expects net revenue to range from $4.565 billion to $4.765 billion and EPS to range from $1.40 to $1.50.

2 Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components required to provide such reconciliation with sufficient precision.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the fourth quarter of fiscal 2024 results through a link posted on the Company’s website at tetratech.com on November 14, 2024, at 8:00 a.m. (PT).

Reconciliation of GAAP and Non-GAAP Items

In thousands (except EPS data)

	Three Months Ended			Fiscal Year Ended
	Sep. 29, 2024	Oct. 1, 2023	% Y/Y	Sep. 29, 2024	Oct. 1, 2023	% Y/Y
Revenue	$1,374,474	$1,260,612	9%	$5,198,679	$4,522,550	15%
Subcontractor costs	(229,989)	(203,209)		(876,817)	(771,461)
Net revenue	$1,144,485	$1,057,403	8%	$4,321,862	$3,751,089	15%

EPS	$0.35	$0.20	75%	$1.23	$1.02	21%
Acq. / Integration	0.03	0.07		0.03	0.15
Earn-out adjustments	–	0.01		–	0.04
FX hedge gain	–	–		–	(0.25)
Tax related items	–	0.05		–	0.08
Adjusted EPS	$0.38	$0.33	15%	$1.26	$1.04	21%

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end consulting and engineering services for projects worldwide. With 30,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, design sustainable and resilient infrastructure, and support the clean energy transition. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on current expectations and beliefs of Tetra Tech’s management and currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended October 1, 2023. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available at tetratech.com/investors.

Tetra Tech, Inc

Consolidated Balance Sheets

(unaudited - in thousands, except par value)

	September 29,	October 1,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$232,689	$168,831
Accounts receivable, net	1,051,461	974,535
Contract assets	129,678	113,939
Prepaid expenses and other current assets	91,585	89,096
Income taxes receivable	21,970	9,623
Total current assets	1,527,383	1,356,024

Property and equipment, net	73,065	74,832
Right-of-use assets, operating leases	177,950	175,932
Goodwill	2,046,569	1,880,244
Intangible assets, net	160,585	173,936
Deferred tax assets	105,529	89,002
Other non-current assets	101,595	70,507
Total assets	$4,192,676	$3,820,477

Liabilities and Equity
Current liabilities:
Accounts payable	$197,440	$173,271
Accrued compensation	332,096	302,755
Contract liabilities	351,738	335,044
Short-term lease liabilities, operating leases	63,419	65,005
Current contingent earn-out liabilities	26,934	51,108
Other current liabilities	247,900	280,959
Total current liabilities	1,219,527	1,208,142

Deferred tax liabilities	30,162	14,256
Long-term debt	812,634	879,529
Long-term lease liabilities, operating leases	140,095	144,685
Non-current contingent earn-out liabilities	21,812	22,314
Other non-current liabilities	138,033	148,045
Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares
issued and outstanding at September 29, 2024 and October 1, 2023	-	-
Common stock - authorized, 750,000 shares of $0.01 par value; issued and outstanding, 267,717 and 266,238 shares at September 29, 2024 and
October 1, 2023, respectively	2,677	2,662
Additional paid-in capital	35,900	-
Accumulated other comprehensive loss	(78,875)	(195,295)
Retained earnings	1,870,620	1,596,066
Tetra Tech stockholders' equity	1,830,322	1,403,433
Noncontrolling interests	91	73
Total stockholders' equity	1,830,413	1,403,506
Total liabilities and stockholders' equity	$4,192,676	$3,820,477

Tetra Tech, Inc.

Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended		Fiscal Year Ended
	September 29,	October 1,	September 29,	October 1,
	2024	2023	2024	2023
Revenue	$1,374,474	$1,260,612	$5,198,679	$4,522,550
Subcontractor costs	(229,989)	(203,209)	(876,817)	(771,461)
Other costs of revenue	(899,209)	(845,311)	(3,455,422)	(3,026,060)
Gross profit	245,276	212,092	866,440	725,029
Selling, general and administrative expenses	(92,731)	(77,195)	(356,024)	(305,107)
Acquisition and integration expenses	(7,138)	(7,357)	(7,138)	(33,169)
Right-of-use operating lease asset impairment	-	(16,385)	-	(16,385)
Contingent consideration - fair value adjustments	(2,064)	(3,778)	(2,541)	(12,255)
Income from operations	143,343	107,377	500,737	358,113
Interest expense, net	(7,897)	(12,974)	(37,271)	(46,537)
Other non-operating income	-	-	-	89,402
Income before income tax expense	135,446	94,403	463,466	400,978
Income tax expense	(39,266)	(40,745)	(130,023)	(127,526)
Net income	96,180	53,658	333,443	273,452
Net income attributable to noncontrolling interests	(26)	(9)	(61)	(32)
Net income attributable to Tetra Tech	$96,154	$53,649	$333,382	$273,420

Earnings per share attributable to Tetra Tech:
Basic	$0.36	$0.20	$1.25	$1.03
Diluted	$0.35	$0.20	$1.23	$1.02

Weighted-average common shares outstanding:
Basic	267,687	266,235	267,364	266,015
Diluted	271,656	268,510	270,042	268,185

Cash dividends paid per share	$0.058	$0.052	$0.220	$0.196

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

 (unaudited - in thousands)

	Fiscal Year Ended
	Sep 29,	Oct 1,
	2024	2023
Cash flows from operating activities:
Net income	$333,443	$273,452

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	73,677	61,206
Amortization of stock-based awards	31,155	28,607
Deferred income taxes	(19,980)	(21,204)
Fair value adjustments to contingent consideration	2,541	12,255
Right-of-use operating lease asset impairment	-	16,385
Fair value adjustments to foreign currency forward contract	-	(89,402)
Acquisition and integration expenses	7,138	-
Other non-cash items	5,369	975
Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable and contract assets	(40,188)	(19,783)
Prepaid expenses and other assets	(20,894)	78,686
Accounts payable	18,091	(19,214)
Accrued compensation	6,657	37,094
Contract liabilities	4,704	44,152
Cash settled contingent earn-out liability	(7,943)	-
Income taxes receivable/payable	(35,530)	40,527
Other liabilities	468	(75,273)
Net cash provided by operating activities	358,708	368,463

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(93,650)	(854,319)
Settlement of foreign currency forward contract	-	109,306
Capital expenditures	(18,135)	(26,901)
Proceeds from sale of assets	742	715
Net cash used in investing activities	(111,043)	(771,199)

Cash flows from financing activities:
Proceeds from borrowings	217,000	994,859
Repayments on long-term debt	(287,000)	(1,026,051)
Proceeds from issuance of convertible notes	-	575,000
Payment of debt issuance costs	-	(14,451)
Capped call transactions	-	(51,750)
Shares repurchased for tax withholdings on share-based awards	(12,982)	(16,833)
Payments of contingent earn-out liabilities	(46,107)	(21,328)
Stock options exercised	3,067	626
Dividends paid	(58,828)	(52,113)
Principal payments on finance leases	(6,530)	(5,579)
Net cash (used in) provided by financing activities	(191,380)	382,380

Effect of exchange rate changes on cash and cash equivalents	7,573	4,093

Net increase (decrease) in cash and cash equivalents	63,858	(16,263)
Cash and cash equivalents at beginning of year	168,831	185,094
Cash and cash equivalents at end of year	$232,689	$168,831

Supplemental information:
Cash paid during the year for:
Interest	$36,855	47,367
Income taxes, net of refunds received of $4.2 million and $2.2 million	$180,707	93,176

Tetra Tech, Inc.

Regulation G Information

September 29, 2024

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2023							2024
	2021	2022	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 Mos	4th Qtr	Total
Consolidated
Revenue	3,213.5	3,504.0	894.8	1,158.2	2,053.0	1,208.9	3,261.9	1,260.6	4,522.6	1,228.3	1,251.6	2,479.9	1,344.3	3,824.2	1,374.5	5,198.7
Subcontractor Costs	(661.3)	(668.5)	(158.2)	(188.7)	(346.9)	(221.4)	(568.3)	(203.2)	(771.5)	(213.1)	(199.0)	(412.1)	(234.7)	(646.8)	(230.0)	(876.8)
Net Revenue	2,551.6	2,835.5	736.6	969.5	1,706.1	987.5	2,693.6	1,057.4	3,751.1	1,015.2	1,052.6	2,067.8	1,109.6	3,177.4	1,144.5	4,321.9

GSG Segment
Revenue	1,772.9	1,820.9	471.1	563.3	1,034.3	531.0	1,565.4	593.5	2,158.9	575.0	597.1	1,172.2	640.6	1,812.7	670.6	2,483.4
Subcontractor Costs	(507.1)	(484.4)	(118.0)	(127.7)	(245.7)	(140.8)	(386.6)	(136.9)	(523.4)	(132.3)	(130.6)	(263.0)	(152.3)	(415.3)	(158.1)	(573.4)
Net Revenue	1,265.8	1,336.5	353.1	435.6	788.6	390.2	1,178.8	456.6	1,635.5	442.7	466.5	909.2	488.3	1,397.4	512.5	1,910.0

CIG Segment
Revenue	1,500.1	1,738.4	439.6	610.4	1,049.9	691.4	1,741.3	683.3	2,424.6	669.1	671.2	1,340.3	723.6	2,063.9	722.9	2,786.7
Subcontractor Costs	(214.3)	(239.3)	(56.0)	(76.4)	(132.4)	(94.0)	(226.4)	(82.6)	(309.0)	(96.6)	(85.1)	(181.7)	(102.2)	(283.9)	(90.9)	(374.8)
Net Revenue	1,285.8	1,499.1	383.6	534.0	917.5	597.4	1,514.9	600.7	2,115.6	572.5	586.1	1,158.6	621.4	1,780.0	632.0	2,411.9

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA

(in thousands)

			2023							2024
	2021	2022	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 Mos	4th Qtr	Total
Net Income Attributable to Tetra Tech	232,810	263,125	116,706	42,830	159,536	60,235	219,771	53,649	273,420	74,972	76,446	151,418	85,810	237,228	96,154	333,382
Income Tax Expense	34,039	85,602	37,958	26,254	64,212	22,568	86,780	40,745	127,526	26,523	31,341	57,864	32,894	90,757	39,266	130,023
Interest Expense[1]	11,831	11,584	5,372	13,323	18,695	14,869	33,564	12,973	46,537	9,578	9,883	19,461	9,912	29,374	7,897	37,271
Depreciation	12,337	13,859	3,178	4,849	8,027	5,624	13,651	6,330	19,980	6,951	5,637	12,588	5,713	18,301	5,421	23,722
Amortization	11,468	13,174	3,438	12,072	15,510	14,060	29,570	11,656	41,226	12,533	12,094	24,627	13,790	38,417	11,538	49,955
FX Hedge Gain	-	(19,904)	(67,995)	(21,407)	(89,402)	-	(89,402)	-	(89,402)	-	-	-	-	-	-	-
EBITDA	302,485	367,440	98,657	77,921	176,578	117,356	293,934	125,353	419,287	130,557	135,401	265,958	148,119	414,077	160,276	574,353

Contingent Consideration	(3,273)	-	933	7,544	8,477	-	8,477	3,778	12,255	(37)	14	(22)	500	477	2,064	2,541
Acquisition & Integration Expenses[2]	-	-	3,761	19,944	23,705	2,107	25,812	23,742	49,554	-	-	-	-	-	7,138	7,138
COVID-19 Credits	-	(6,486)	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Adjusted EBITDA	299,212	360,954	103,351	105,409	208,760	119,463	328,223	152,873	481,096	130,520	135,415	265,936	148,619	414,554	169,478	584,032

1 Includes write-off of deferred debt origination fees of $2.7M in Q1-23 and $1.1M in Q2-23

2 Includes lease impairment charge of $16.4M in Q4-23